EXHIBIT 32.1

 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Report on Form 10-QSB of Power2Ship, Inc. for the period ended August 31, 2003, I, Richard Hersh, Chairman, Chief Executive Officer, and Chief Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Report on Form 10-QSB for the quarter ended August 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Report on Form 10-QSB for the quarter ended August 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Power2Ship, Inc.

                                          POWER2SHIP, INC.

Dated:  October 15, 2003                   By: /s/  Richard  Hersh
                                              ---------------------
                                           Name:  Richard Hersh, Chairman
                                           Title: Chief  Executive  Officer and
                                                  Chief Financial  Officer